                                                                    Exhibit 10.2


                                                                  EXECUTION COPY

                            STOCK PURCHASE AGREEMENT

                  This STOCK PURCHASE AGREEMENT is dated as of November 30, 1999, between Bruckmann, Rosser, Sherrill & Co. II, L.P. ("BRS") and the individuals whose signatures appear on the signature pages hereto (collectively, the "EXECUTIVES" and each individually, an "EXECUTIVE").

                  WHEREAS, BRS and the Executives desire to enter into an agreement to provide for (i) the sale by each Executive of the number of shares of common stock of O'Sullivan Industries Holdings, Inc. (the "STOCK"), set forth opposite each Executive's name on SCHEDULE 1 hereto, and (ii) the purchase by BRS of such Stock, in each case upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual undertakings contained herein, the parties hereto agree as follows:

                  1. PURCHASE AND SALE OF STOCK

                     (a) Upon the execution of this Agreement, each Executive will sell and BRS will purchase the number of shares of Stock set forth opposite each Executive's name on the attached SCHEDULE 1 for a per share purchase price equal to (x) $16.75 in cash and (y) subject to "Note (A)" to SCHEDULE 1, one share of Senior Preferred Stock of OSI Acquisition, Inc. having a liquidation value of $1.50 per share (the "PREFERRED STOCK"). In furtherance thereof, at the closing of such purchase and sale, each Executive will deliver to BRS a certificate (or certificates) representing the number of shares of Stock set forth opposite such Executive's name on the attached SCHEDULE 1, and BRS will deliver to each Executive, (i) a certified or cashier's check or wire transfer of immediately available funds in the aggregate amount set forth opposite such Executive's name in the attached SCHEDULE 1, and (ii) a certificate representing the number of shares of Preferred Stock set forth opposite such Executive's name in the attached SCHEDULE 1.

                  2. REPRESENTATIONS AND WARRANTIES OF THE EXECUTIVES. In connection with the transactions contemplated hereunder, each Executive represents and warrants to the Company that:

                     (a) THE STOCK. The shares of Stock held by such Executive are held of record and owned beneficially by the Executive, free and clear of any liens, restrictions on transfer, Taxes, options, warrants, purchase rights, contracts, commitments, equities, claims and demands

                     (b) PREFERRED STOCK.

                     (i) The Preferred Stock to be acquired by such Executive will be acquired for such Executive's own account and not with a view to, or any present intention of, distribution thereof in violation of the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT"), or any applicable state securities laws, and the Preferred Stock will


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         not be disposed of in contravention of the Securities Act or any applicable state securities laws.

                     (ii) no commission, fee or other remuneration is to be paid or given, directly or indirectly, to any Person for soliciting such Executive to purchase the Preferred Stock.

                     (iii) such Executive is an officer or employee of the Company or one of its Subsidiaries, is sufficiently sophisticated in financial matters to analyze the investment in the Preferred Stock, is able to evaluate the risks and benefits of the investment in the Preferred Stock, and has determined that such investment in the Preferred Stock is suitable for such Executive, based upon such Executive's financial situation and needs, as well as such Executive's other securities holdings.

                     (iv) such Executive:

                     (A) has not been convicted within the last five years of
            any felony or misdemeanor in connection with the offer, purchase, or sale of any security or any felony involving fraud or deceit, including, but not limited to, forgery, embezzlement, obtaining money under false pretenses, larceny, or conspiracy to defraud;

                     (B) is not currently subject to any state administrative
            enforcement order or judgment entered by a state securities administrator within the last five years or is subject to any state's administrative enforcement order or judgment in which fraud or deceit, including, but not limited to, making untrue statements of material facts and omitting to state material facts, was found and the order or judgment was entered within the last five years;

                     (C) is not subject to any state's administrative
            enforcement order or judgment which prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities; or

                     (D) is not currently subject to any order, judgment or
            decree of any court of competent jurisdiction, entered within the last five years, temporarily or preliminarily restraining or enjoining such Executive from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the state.

                     (v) such Executive is able to bear the economic risk of such Executive's investment in the Preferred Stock for an indefinite period of time and the Executive understands that the Preferred Stock has not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

                     (vi) such Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Preferred Stock and has had full access to


                                       -2-


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         such other information concerning the Company as the Executive has requested. The Executive has reviewed, or has had an opportunity to review the Company's Amended and Restated Certificate of Incorporation and Bylaws;

                     (c) MISCELLANEOUS. This Agreement constitutes the legal, valid and binding obligation of such Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Executive is a party or any judgment, order or decree to which such Executive is subject.

                  3. REPRESENTATIONS AND WARRANTIES OF BRS. In connection with the transactions contemplated hereunder BRS represents and warrants to each Executive that the Preferred Stock to be transferred to such Executive is held of record and owned beneficially by BRS, free and clear of any liens, restrictions on transfer, taxes, options, warrants, purchase rights, contracts, commitments, equities, claims and demands.

                  4. RESTRICTIONS ON TRANSFERS.

                     (a) Each of the Executives hereby agrees that he will not transfer any of the shares of Preferred Stock he receives pursuant to Section 2 hereof, other than any transfers contemplated by that certain Agreement and Plan of Merger date as of May 17, 1999, between OSI Acquisition, Inc. and O'Sullivan Industries Holdings, Inc. (as in effect from time to time).

                     (b) Any transfer or attempted transfer of any Securities in violation of any provision of this Agreement shall be null and void, and the Company shall not record such transfer on its books or treat any purported transferee of such Securities as the owner of such Securities for any purpose.

                  5. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient (followed by telephone confirmation to the receiving party). Such notices, demands and other communications will be sent to the address indicated below:

                  TO BRS:

                           Bruckmann, Rosser, Sherrill & Co. II, L.P.
                           126 East 56th Street, 29th Floor
                           New York, NY 10022
                           Attention: Stephen Edwards
                           Facsimile No.: 212-521-3799


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                  WITH A COPY, WHICH SHALL NOT CONSTITUTE NOTICE TO BRS, TO:

                           Kirkland & Ellis
                           Citicorp Center
                           153 East 53rd Street
                           New York, NY  10022-4675
                           Attention:  Kirk A. Radke, Esq.
                           Facsimile No.:  (212) 446-4900

                  TO EACH EXECUTIVE:

                           [EXECUTIVE]
                           c/o O'Sullivan Industries, Inc.
                           1900 Gulf Street
                           Lamar, Missouri, 64759 - 1899
                           Attention:  Secretary
                           Facsimile: 417-682-8113

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

                  7. MISCELLANEOUS.

                     (a) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                     (b) COMPLETE AGREEMENT. This Agreement embodies the complete agreement and understanding among the parties and supersede and preempt any prior under standings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                     (c) COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                     (c) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Executive, the Company and their respective successors and assigns (including subsequent holders of Executive Stock); provided, that the rights and obligations of the Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.


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                     (d) GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF
DELAWARE WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS HERETO WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                     (e) REMEDIES. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

                     (f) AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and the Executives.

                                    * * * * *


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Stock Purchase Agreement as of the date first written above.

                                        BRUCKMANN, ROSSER, SHERRILL & CO. II,
                                        L.P.

                                        By:  B.R.S.E., L.L.C.
                                        Its:   General Partner

                                        By: /s/ STEPHEN F. EDWARDS
                                        -------------------------------------
                                        Name: Stephen F. Edwards
                                        Its:

                                        /s/ RONALD E. WEGENER
                                        -------------------------------------
                                        RONALD E. WEGENER


                                        /s/ DAVID S. THIESSE
                                        -------------------------------------
                                        DAVID S. THIESSE


                                        /s/ TYRONE E. RIEGEL
                                        -------------------------------------
                                        TYRONE E. RIEGEL


                                        /s/ JOE J. WHYMAN
                                        -------------------------------------
                                        JOE J. WHYMAN


                                        /s/ TERRY J. BRADEN
                                        -------------------------------------
                                        TERRY J. BRADEN


                                        /s/ DANIEL F. O'SULLIVAN
                                        -------------------------------------
                                        DANIEL F. O'SULLIVAN


                                        /s/ LINDA O'SULLIVAN
                                        -------------------------------------
                                        LINDA O'SULLIVAN




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                                        O'SULLIVAN PROPERTIES, INC.

                                        By: /s/ TIM O'SULLIVAN
                                        ------------------------------------
                                        Name: Tim O'Sullivan
                                        Its:



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                                                   SCHEDULE 1


                                                                            CONSIDERATION TO BE RECEIVED FOR STOCK
                                                              ----------------------------------------------------------------
                                                                                                         CASH FOR
                                                                                                         FRACTIONAL
                                                                                                         SHARES IN LIEU
                                                                                                         OF RECIEVING
                                                                                PREFERRED                PREFERRED
EXECUTIVE                    STOCK TO BE SOLD           CASH                    STOCK                    STOCK (A)
-------------------------    -----------------------    -------------------     ---------------------  - ---------------------


Tyrone E. Riegel             12,273.668 shares          $205,583.939            12,273 shares            $1.02
David S. Thiesse             28.239 shares              $473.003                28 shares                $.36
Joe J. Whyman                855.279 shares             $14,325.923             855 shares               $.42
Ronald E. Wegener            1,714.279 shares           $28,714.173             1,714 shares             $.42
Terry J. Braden              7,609.465 shares           $127,458.539            7,609 shares             $.70
Daniel O'Sullivan            34,870 shares              $584,072.50             34,870 shares            $.00
Daniel O'Sullivan and        3,012 shares               $50,451.00              3,012 shares             $.00
Linda O'Sullivan, joint
tenants
O'Sullivan Properties,       112,958.404 shares         $1,892,053.267          112,958 shares           $.61
Inc.

          TOTAL              173,321.334 SHARES         $2,903,132.34           173,319 SHARES           $3.53



(A) In lieu of issuing fractional shares of Preferred Stock, fractional shares of Stock will be paid an additional cash amount equal to the product of (i) $1.50 MULTIPLIED BY (ii) the fractional share.